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                                                                      Exhibit 24


                                POWER OF ATTORNEY



           We, the undersigned directors of The Kroll-O'Gara Company, hereby appoint Wilfred T. O'Gara and Abram S. Gordon, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities indicated below, which said attorneys and agents, or each of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with a Registration Statement on Form S-8 relating to the registration of shares of the Common Stock of the corporation, including, without limitation, power and authority to sign for us, or any of us, in our names in the capacities indicated below, such Registration Statement as well as any and all amendments (including post-effective amendments) thereto, and we hereby ratify and confirm all that said attorneys and agents, or each of them, shall do or cause to be done by virtue hereof.

           Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 19th day of May, 1999.

Signature                                       Title
---------                                       -----


/s/ Jules B. Kroll                         Chairman of the Board
----------------------------
Jules B. Kroll



/s/ Thomas M. O'Gara                       Vice Chairman of the Board
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Thomas M. O'Gara



/s/ Wilfred T. O'Gara                      Director
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Wilfred T. O'Gara



/s/ Michael G. Cherkasky                   Director
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Michael G. Cherkasky



/s/ Marshall S. Cogan                      Director
----------------------------
Marshall S. Cogan



/s/ Michael J. Lennon                      Director
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Michael J. Lennon


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/s/ Raymond E. Mabus                       Director
----------------------------
Raymond E. Mabus



/s/ Hugh E. Price                          Director
----------------------------
Hugh E. Price



/s/ Jerry E. Ritter                        Director
----------------------------
Jerry E. Ritter



/s/ William S. Sessions                    Director
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William S. Sessions



/s/ Howard I. Smith                        Director
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Howard I. Smith